Statements of Comprehensive Income (Loss) - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Revenue	$ 456,495	$ 654,354
Cost of goods sold	181,620	303,982
Gross margin	274,875	350,372
General and administrative expense	5,174,799	3,399,339
Operations expense	1,158,117	846,687
Sales and marketing expense	467,970	503,989
Interest expense	3	390,887
Total Expense	6,800,889	5,140,902
Net loss available to common shareholders	(6,526,014)	(4,790,530)
Unrealized gain (loss) from marketable securities	1,501
Comprehensive loss	$ (6,524,513)	$ (4,790,530)
Loss per common share - basic and diluted (in dollars per share)	$ (2.31)	$ (30.86)
Weighted average shares used in computation - basic and diluted (in shares)	2,823,345	155,233